Exhibit 10.5(e)

CORRECTIVE AMENDMENT TO RAIL TRANSPORTATION SERVICES AGREEMENT

THIS CORRECTIVE AMENDMENT TO RAIL TRANSPORTATION SERVICES AGREEMENT (this “Corrective Amendment”), is entered into and effective as of the 15th day of November, 2018 (the “Effective Date”), by and between Green Plains Logistics LLC (the “Operator”) and Green Plains Trade Group LLC (the “Customer”).  Customer and Operator are sometimes referred to in this Agreement as the “Parties” and individually as a “Party”.

WHEREAS, Amendment No. 2 to Rail Transportation Services Agreement was entered into and effective as of November 30th, 2016 by and between the Parties;

WHEREAS, a second Amendment No. 2 to Rail Transportation Services Agreement was entered into and effective as November 15th, 2018 by and between the Parties, and said second Amendment No. 2 should have been Amendment No. 3 to Rail Transportation Services Agreement; and

WHEREAS, the Parties desire to correct the second Amendment No. 2 to Rail Transportation Services to rename it through this Corrective Amendment.

NOW THEREFORE, in consideration of the mutual premises of the Parties and covenants and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

1.

The second Amendment No. 2 to Rail Transportation Services Agreement entered into and effective as of November 15th, 2018 by and between the Parties shall be renamed “Amendment No. 3 to Rail Transportation Services Agreement” and shall be considered Amendment No. 3 to Rail Transportation Services Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Corrective Amendment as of the day and year first above written.

OPERATOR: GREEN PLAINS LOGISTICS LLC

Signature:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	Chief Legal & Administration Officer

CUSTOMER: GREEN PLAINS TRADE GROUP LLC

Signature:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	Chief Legal & Administration Officer